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                                                                   EXHIBIT 23.2




                        CONSENT OF INDEPENDENT AUDITORS


                 We consent to the incorporation by reference in the Registration Statement on Form S-3 of our report dated January 26, 1996 on the financial statements included in the annual report of Magainin Pharmaceuticals Inc. as at and for the year ended December 31, 1995.


/s/ RICHARD A. EISNER & COMPANY, LLP

Richard A. Eisner & Company, LLP

New York, New York
October 18, 1996